UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2006

Pachinko World, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-26442	88-0271810
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5912 Bolsa Avenue, Suite 108, Huntington Beach, California         92649

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 895-7772

EXAM USA, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On August 10, 2006, Pachinko World, Inc. issued a press release to announce a positive out look  and revenue guidance for its fiscal year 2007, ending May 31, 2007.  The press release also outlined related expansion plans.  A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.  No additional information is included in this Current Report on Form 8-K.

ITEM 9.01             Financial Statements And Exhibits

(d)           Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number
99.1	Press Release issued August 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pachinko World, Inc.

Date: August 10, 2006	By:	/s/ Haruo Miyano
Haruo Miyano
Secretary